Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt

Our total debt, including short-term and long-term debt, consisted of the following as of December 31, 2016 and 2015 (in millions):

	As of December 31,
	2016	2015
Debt:
Commercial Paper	$1,642	$2,591
NYSE USD Notes (2.00% senior unsecured notes due October 5, 2017)	851	—
Short-term debt	2,493	2,591
NYSE USD Notes (2.00% senior unsecured notes due October 5, 2017)	—	852
2018 Senior Notes (2.50% senior unsecured notes due October 15, 2018)	598	597
2020 Senior Notes (2.75% senior unsecured notes due December 1, 2020)	1,242	1,239
2023 Senior Notes (4.00% senior unsecured notes due October 15, 2023)	790	789
2025 Senior Notes (3.75% senior unsecured notes due December 1, 2025)	1,241	1,240
Long-term debt	3,871	4,717
Total debt	$6,364	$7,308

Credit Facility
We have entered into a $3.0 billion senior unsecured revolving credit facility, or the Credit Facility, with a maturity date of November 13, 2020, pursuant to a credit agreement with Wells Fargo Bank, National Association, or Wells Fargo, as administrative agent, issuing lender and swing line lender, Bank of America, N.A., as syndication agent, and the lenders party thereto. The Credit Facility includes an option for us to propose an increase in the aggregate amount available for borrowing by up to $1.0 billion, subject to the consent of the lenders funding the increase and certain other conditions. On November 13, 2015, we utilized this option to increase the amount of the Credit Facility to $3.4 billion. The commitments under the Credit Facility will automatically reduce to $3.17 billion on April 3, 2019. No amounts were outstanding under the Credit Facility as of December 31, 2016.
Amounts borrowed under the Credit Facility may be prepaid at any time without premium or penalty. The Credit Facility provides for a $3.4 billion multi-currency revolving facility, with sub-limits for non-dollar borrowings and letters of credit and with a swing-line facility available on a same-day basis. Of the $3.4 billion that is currently available for borrowing under the Credit Facility, $1.6 billion is required to back-stop the amount outstanding under our Commercial Paper Program as of December 31, 2016. The amount required to back-stop the amounts outstanding under the Commercial Paper Program will fluctuate as we increase or decrease our commercial paper borrowings. The remaining $1.8 billion available under the Credit Facility as of December 31, 2016 is available to us to use for working capital and general corporate purposes including, but not limited to, acting as a back-stop to future increases in the amounts outstanding under the Commercial Paper Program.
Borrowings under the Credit Facility will bear interest on the principal amount outstanding at either (a) LIBOR plus an applicable margin rate or (b) a “base rate” plus an applicable margin rate; provided, however, that all loans denominated in a foreign currency will bear interest at LIBOR plus an applicable margin rate. The “base rate” equals the higher of (i) Wells Fargo’s prime rate, (ii) the federal funds rate plus 0.50%, or (iii) the one month LIBOR rate plus 1.00%. The applicable margin rate is based upon our public long term debt ratings and ranges from 0.875% to 1.50% on LIBOR borrowings and from 0.00% to 0.50% on base rate borrowings.
The Credit Facility includes an unutilized revolving credit commitment fee that is equal to the unused maximum revolver amount, multiplied by an applicable commitment fee rate and is payable in arrears on a quarterly basis. The applicable commitment fee rate ranges from 0.08% to 0.20% and is determined based on our long term debt rating. As of December 31, 2016, the applicable commitment fee rate was 0.125% based on our current long term debt ratings.
The Credit Facility contains customary representations and warranties, covenants and events of default, including a leverage ratio, as well as limitations on liens on our assets, indebtedness of non-obligor subsidiaries, the sale of all or substantially all of our assets, and other matters.
Commercial Paper Program
We have entered into a U.S. dollar commercial paper program, or the Commercial Paper Program. Our Commercial Paper Program is currently backed by the borrowing capacity available under the Credit Facility, equal to the amount of the commercial paper that is issued and outstanding at any given point in time. The effective interest rate of commercial paper issuances does not materially differ from short term interest rates (such as USD LIBOR). The fluctuation of these rates due to market conditions may impact our interest expense.
We used net proceeds from notes issued under the Commercial Paper Program during the year ended December 31, 2016 for the $431 million cash purchase price of the Securities Evaluations and Credit Market Analysis acquisitions and for general corporate purposes. We used net proceeds from notes issued under the Commercial Paper Program during the year ended December 31, 2015 to finance part of the cash portion of the purchase price of the Interactive Data acquisition and to pay related fees and expenses, to repurchase our common stock, and for general corporate purposes. We used net proceeds from notes issued under the Commercial Paper Program during the year ended December 31, 2014 to repay amounts outstanding under our prior credit facilities that were terminated in connection with us entering into the Credit Facility, to fund certain of our acquisitions, and to repurchase our common stock. We repaid a portion of the amounts outstanding under the Commercial Paper Program during the years ended December 31, 2016, 2015 and 2014 with cash flows from operations and a portion of our unrestricted cash balances. We also repaid a portion of the amounts outstanding under the Commercial Paper Program during the year ended December 31, 2014 using a combination of the cash proceeds received from the IPO and sale of Euronext, and the sale of NYSE Technologies.
Commercial paper notes of $1.6 billion with original maturities ranging from 3 to 68 days were outstanding as of December 31, 2016 under the Commercial Paper Program. As of December 31, 2016, the weighted average interest rate on the $1.6 billion outstanding under the Commercial Paper Program was 0.74% per annum, with a weighted average maturity of 18 days. Commercial paper notes with original maturities ranging from 2 to 89 days were outstanding as of December 31, 2015 under the Commercial Paper Program. As of December 31, 2015, the weighted average interest rate on the amounts outstanding under the Commercial Paper Program was 0.60% per annum, with a weighted average maturity of 19 days.
364 Day Facility
On November 13, 2015, we entered into a $500 million 364 day senior unsecured revolving credit facility, or the 364 Day Facility, pursuant to a credit agreement with Wells Fargo, as administrative agent, Bank of America, N.A., as syndication agent, and the lenders signatory thereto. The amounts available under the 364 Day Facility were available for use by us for working capital and general corporate purposes but specifically excluding any use to back-stop amounts issued under the Commercial Paper Program. The 364 Day Credit Facility expired on November 13, 2016.
Senior Notes
In November 2015, we issued $2.5 billion in aggregate senior notes, including $1.25 billion principal amount of 2.75% senior unsecured fixed rate notes due November 2020, or the 2020 Senior Notes, and $1.25 billion principal amount of 3.75% senior unsecured fixed rate notes due November 2025, or the 2025 Senior Notes. We used the net proceeds from the 2020 Senior Notes and 2025 Senior Notes offering, together with $1.6 billion of borrowings under our Commercial Paper Program, to finance the $4.1 billion cash portion of the purchase price of the acquisition of Interactive Data. The 2020 Senior Notes and 2025 Senior Notes contain affirmative and negative covenants, including, but not limited to, certain redemption rights, limitations on liens and indebtedness, limitations on certain mergers, sales, dispositions and lease-back transactions.
In October 2013, we issued $600 million principal amount of 2.50% senior unsecured fixed rate notes due October 2018, or the 2018 Senior Notes, and $800 million principal amount of 4.00% senior unsecured fixed rate notes due October 2023, or the 2023 Senior Notes. We used the net proceeds from the 2018 Senior Notes and 2023 Senior Notes offering to finance, together with cash on hand, the $2.7 billion cash portion of the purchase price of the acquisition of NYSE. The 2018 Senior Notes and 2023 Senior Notes contain affirmative and negative covenants, including, but not limited to, certain redemption rights, limitations on liens and indebtedness, limitations on certain mergers, sales, dispositions and lease-back transactions.
NYSE Notes
In connection with our acquisition of NYSE, one of our subsidiaries assumed the outstanding NYSE debt instruments, which included $850 million of 2.0% senior unsecured fixed rate notes due in October 2017, or the NYSE USD Notes, and €920 million ($1.1 billion) of 5.375% senior unsecured fixed rate notes due in June 2015, or the NYSE EUR Notes, and together with the NYSE USD Notes, the NYSE Notes.
On June 30, 2015, we repaid the NYSE EUR Notes using cash that had been set aside in July 2014 from the proceeds of the Euronext IPO. The cash, in the amount of €969 million ($1.2 billion) had been placed in term deposits that matured on June 25, 2015. The cash was sufficient to settle the principal maturity of €920 million ($1.1 billion) and the final interest coupon of €49 million ($60 million).
During the years ended December 31, 2015 and 2014, the amortization of the increase in the fair value of the NYSE Notes that was recorded in connection with the NYSE acquisition purchase accounting was $23 million and $55 million, respectively. No further amortization expense was recorded after the repayment of the NYSE EUR Notes in June 2015.
The terms of the bonds do not contain any financial covenants. The bonds may be redeemed by us or the bond holders under certain customary circumstances, including a change in control accompanied by a downgrade of the bonds below an investment grade rating. The terms of the bonds also provide for customary events of default and a negative pledge covenant.
Debt Repayment Schedule
As of December 31, 2016, the outstanding debt repayment schedule is as follows (in millions):

2017	$2,494
2018	600
2019	—
2020	1,250
2021	—
Thereafter	2,050
Principal amounts repayable	6,394
Debt issuance costs	(23)
Unamortized balance of fair value adjustments and discounts on bonds, net	(7)
Total debt outstanding	$6,364

Debt Issuance Cost Presentation
In April 2015, the FASB issued ASU 2015-03, which amends the existing guidance to require that debt issuance costs be presented in the balance sheet as a deduction from the carrying amount of the related debt liability instead of as a deferred asset (Note 2). We decided to early adopt ASU 2015-03 on a retrospective basis for the annual period ended December 31, 2015. As of December 31, 2016 and 2015, there are $23 million and $27 million, respectively, in debt issuance costs shown above as a deduction of the carrying value of the related debt liability or facilities. The $23 million in debt issuance costs as of December 31, 2016 will be amortized over a weighted average life of 6.3 years as interest expense.
Interactive Data Debt Retirement
At the date of the acquisition, Interactive Data had $2.6 billion of outstanding debt consisting of $1.9 billion under a credit facility, or the Interactive Data Credit Facility, and $700 million of senior notes, or the Interactive Data Senior Notes, all of which were repaid from the cash portion of the purchase price. In connection with the closing of the acquisition on December 14, 2015, the Interactive Data Credit Facility was repaid and terminated.
On December 7, 2015, Interactive Data issued a notice of redemption with respect to the Interactive Data Senior Notes. On December 14, 2015, an amount sufficient to fully redeem the Interactive Data Senior Notes, plus accrued interest, was deposited with the Interactive Data Senior Notes trustee in trust, solely for the benefit of the holders of the Interactive Data Senior Notes. As a result, the indentures governing the Interactive Data Senior Notes were satisfied and discharged. Neither the cash deposited into the trust or the Interactive Data Senior Notes have been reflected on our consolidated balance sheet as of the acquisition date or December 31, 2015. The trustee paid the full amount held in the trust to holders of the Interactive Data Senior Notes at the redemption date on January 6, 2016.